SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2026

ALPHEGA INNOVATIONS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Wyoming	333-286526	36-5113418
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 N Gould St., Ste R.

Sheridan, WY 82801

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (646) 624-3352

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01Entry into a Material Definitive Agreement.

On November 3, 2026, Alphega Innovations Corporation, a Wyoming corporation (the “Company”), entered into two agreements: (i) a Strategic Cooperation Agreement (the “Cooperation Agreement”) with Maison Bouvier Inc., a Colorado corporation (“Maison Bouvier”), and (ii) an Intellectual Property and Business Asset Acquisition, Strategic Commercialization & Share Consideration Agreement (the “Asset Acquisition Agreement” and, together with the Cooperation Agreement, the “Agreements”) with Summit Strategic Holdings, a Belize corporation (“SSH”). The material terms of each of the Agreements are summarized below.

Strategic Cooperation Agreement with Maison Bouvier

Purpose and Contributions. Under the Cooperation Agreement, the Company and Maison Bouvier agreed to cooperate to identify, introduce, evaluate and, where approved by the Company, pursue acquisitions, mergers, strategic partnerships, joint ventures, financings, restructurings, investments and other business opportunities. Maison Bouvier is to use commercially reasonable efforts to originate and introduce transaction opportunities, provide strategic contacts and commercial information, and support evaluation, negotiation and execution of transactions. The Company is to provide strategic oversight, platform resources, transaction evaluation and structuring support, and such personnel and corporate infrastructure as it determines appropriate. Nothing in the Cooperation Agreement obligates the Company to pursue or consummate any opportunity, and the Company retains sole discretion to accept, reject, defer, reallocate or discontinue any proposed transaction.

Formation of NewCo. The parties contemplate forming a new subsidiary, presently referred to as Alphega XYZ Corp (“NewCo”), to serve as a management and services platform supporting the Company’s corporate finance, strategic development and transaction structuring activities. Upon formation and issuance pursuant to definitive organizational documents, NewCo is contemplated to be owned 80% by the Company and 20% by Maison Bouvier. The Company will exercise strategic oversight of NewCo. Maison Bouvier will have the right to designate one director of NewCo for so long as it has completed the Strategic Investment described below and continues to beneficially own Series B Preferred Shares (as defined below), subject to applicable law and NewCo’s governing documents. As of the date of this Current Report, NewCo has not been formed.

Strategic Investment. Maison Bouvier agreed to invest, or to cause one or more other persons to invest on its behalf, an aggregate of US$400,000 in the Company (the “Strategic Investment”) in exchange solely for shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), on the price, issuance, representation and other terms to be set forth in a separate Investment Rights Agreement. The Cooperation Agreement does not establish the number of shares of Common Stock to be issued or the price per share. The Strategic Investment is required to be funded within 90 days after execution of the Cooperation Agreement and may be funded in multiple tranches. Shares of Common Stock will be issuable only in respect of funds actually received by the Company and upon satisfaction of applicable issuance conditions. If Maison Bouvier fails to complete the Strategic Investment by the applicable deadline, the Company may, upon written notice and subject to any applicable cure provisions in the Investment Rights Agreement, suspend Maison Bouvier’s participation or terminate the Cooperation Agreement. As of the date of this Current Report, the Investment Rights Agreement has not been executed, no portion of the Strategic Investment has been funded and no shares of Common Stock have been issued to Maison Bouvier.

Contingent Earn-Out of Series B Preferred Shares. Separately from, and not as consideration for, the Strategic Investment, Maison Bouvier may earn up to 6,000 shares of a series of the Company’s preferred stock to be designated as Series B Preferred Shares (the “Earn-Out Shares”) solely through the achievement of performance milestones during the three-year period following the effective date of the Cooperation Agreement (the “Earn-Out Period”). The Earn-Out Shares vest at the rate of 1,000 Series B Preferred Shares for each US$50,000,000 of aggregate Board-certified Qualified Transaction Value, up to a maximum of 6,000 Series B Preferred Shares at US$300,000,000 of aggregate Qualified Transaction Value. A “Qualified Transaction” is generally a transaction first introduced by Maison Bouvier and successfully completed by the Company, NewCo or a Company affiliate during the Earn-Out Period, consisting of third-party equity or debt capital actually funded (excluding the Strategic Investment), an acquisition, merger, strategic partnership, joint venture, financing, restructuring or other corporate transaction, or an opportunity producing measurable economic benefit, in each case only if the Company’s Board of Directors (the “Board”) determines in good faith that Maison Bouvier made a significant, substantive contribution beyond an initial introduction and that the transaction produced a material economic benefit. No Earn-Out Shares vest unless the full

US$400,000 Strategic Investment has been received by the Company, and no Earn-Out Shares are earned or vested until the Board certifies the applicable Qualified Transaction Value, which determination is final absent manifest error. Unvested Earn-Out Shares are forfeited automatically at the end of the Earn-Out Period or upon termination of the Cooperation Agreement. The Company may correct a certification and seek cancellation or recovery of Earn-Out Shares if transaction values were materially overstated, introductions were materially misrepresented, or fraud occurred.

Terms of the Series B Preferred Shares. The Cooperation Agreement contemplates that each Series B Preferred Share would be convertible into 1,000 shares of Common Stock and would carry an 8% cumulative preferred dividend; however, those rights apply only if, and to the extent, validly established in a certificate of designation filed by the Company and in a definitive Share Grant Agreement. As of the date of this Current Report, the Company has not filed a certificate of designation for any series of preferred stock, has no shares of preferred stock outstanding, and has not entered into the Share Grant Agreement. All issuance, vesting, conversion, dividend and retention rights relating to the Earn-Out Shares are subject to Board approval, the Company’s articles of incorporation and bylaws, applicable corporate and securities laws, and the fiduciary duties of the Company’s directors. If all 6,000 Earn-Out Shares were earned, issued and converted on the contemplated basis, Maison Bouvier would receive 6,000,000 shares of Common Stock, in addition to the shares of Common Stock issuable in respect of the Strategic Investment.

Fees; Termination; Other Provisions. The Cooperation Agreement does not provide for any management, advisory, service, structuring, success or closing fee; any such fee would require a separate written agreement approved by the Company or NewCo. No party may perform activities requiring broker-dealer, placement agent, investment adviser, lending or other licensing unless appropriately registered or exempt. The Company may terminate the Cooperation Agreement upon a material breach by Maison Bouvier that remains uncured for 15 days after written notice, or immediately for fraud, willful misconduct or material reputational harm, and the parties may terminate by mutual written agreement. The Cooperation Agreement contains customary confidentiality provisions that survive for three years following termination, is governed by Wyoming law, and provides for exclusive jurisdiction of the state and federal courts located in Wyoming. The Cooperation Agreement is intended to operate together with the Investment Rights Agreement, the Share Grant Agreement and the NewCo organizational documents, none of which has been executed as of the date of this Current Report. The Company will file a Current Report on Form 8-K with respect to any such agreement that constitutes a material definitive agreement when it is entered into.

Asset Acquisition Agreement with SSH

Assets to be Acquired. Under the Asset Acquisition Agreement, the Company agreed to acquire from SSH, and SSH agreed to sell, assign and transfer to the Company, certain intellectual property, proprietary business assets and transferable commercialization rights comprising a customized integrated intellectual property and business commercialization platform developed by SSH for the Company, known as “Alphega Quinary City™” (the “AIC Platform”), as described in the Alphega Quinary City SPV Business Plan. The AIC Platform is intended to provide a framework for the development, promotion, implementation, management and long-term operation of intelligent and sustainable communities, integrating artificial intelligence, digital infrastructure, sustainable development solutions, innovation ecosystems and lifecycle services. The Company may pursue these activities directly or through subsidiaries, special-purpose vehicles, joint ventures and licensing arrangements, and may commercialize the AIC Platform under the Alphega Quinary City™ and Terra City brands, subject to applicable third-party intellectual property and trademark rights.

Scope of the Acquired Assets; Third-Party Rights. The assets to be acquired (the “Acquired Assets”) are identified in Schedule A to the Asset Acquisition Agreement and consist principally of the Alphega Quinary City SPV Business Plan and original SSH-owned content, and SSH-owned commercialization frameworks and methodologies, business models and operating architecture, strategic planning and development management materials, financial and commercial models, improvements and derivative works, and the Terra City branding (subject to title verification), each of which is to be assigned to the Company. Certain other rights identified in Schedule A, including the Quinary City™ and TerraSmart™ branding, are held by third parties for which SSH holds commercialization mandates, and may be licensed or transferred to the Company only upon execution of appropriate instruments by the applicable rights holders. Independently owned third-party engineering and technology intellectual property, and existing regional project concepts and references, are excluded from the transaction. The Asset Acquisition Agreement expressly provides that the AIC Platform does not, by itself, constitute ownership of any particular city, development site, physical infrastructure, government concession or independently owned third-party technology, and that no third-party ownership interest passes to the Company without a legally effective assignment, license or other written authorization from the rights holder.

Initial Consideration; Closing. As consideration for the Acquired Assets, the Company agreed to issue 1,500,000 shares of Common Stock (the “Initial Shares”) to SSH at the closing of the acquisition (the “Closing”). No cash consideration is payable. The Closing is subject to customary conditions, including delivery by SSH of the principal Acquired Assets and documentation reasonably sufficient to evidence its ownership or authority to transfer the rights included at Closing, receipt of necessary corporate authorization by the Company, and compliance of the share issuance with applicable securities laws, including delivery by SSH of required investor representations. The parties may waive or defer non-essential conditions by mutual written agreement. As of the date of this Current Report, the Closing has not occurred and the Initial Shares have not been issued.

Milestone Shares. In addition to the Initial Shares, the Company agreed to issue up to 1,000,000 additional shares of Common Stock (the “Milestone Shares”) to SSH upon completion, delivery and written acceptance by the Company of three post-Closing deliverable packages described in Schedule B to the Asset Acquisition Agreement: (i) 400,000 shares upon delivery of an Integrated Technology and Intellectual Property Framework Package; (ii) 300,000 shares upon delivery of an SPV Business and Commercialization Framework Package; and (iii) 300,000 shares upon delivery of a Commercial Launch and Platform Handover Package. Each milestone is evaluated independently. The Company has 15 business days following receipt to accept a milestone deliverable in writing or to identify material deficiencies, SSH has 20 business days to address any deficiencies, and the Company has 10 business days to review resubmitted materials. Milestone Shares are issuable within 30 days following written acceptance of the corresponding deliverables, subject to applicable corporate and securities-law requirements. Any additional business plans, intellectual property, projects or opportunities introduced by SSH may support further consideration only under a separate Board-approved written agreement; the Asset Acquisition Agreement creates no automatic entitlement to additional securities.

Representations and Warranties; Indemnification. SSH represents and warrants, among other things, that it owns the SSH-owned Acquired Assets and holds commercialization mandates for the mandated rights identified in Schedule A; that, to its knowledge after reasonable inquiry, the assignment and intended use of the Acquired Assets will not infringe or misappropriate third-party intellectual property rights; and that it has disclosed all material ownership restrictions, existing licenses, competing rights and required third-party consents known to it. SSH does not warrant title to independently owned third-party assets and does not guarantee that the AIC Platform will result in completed development projects, government approvals, financing commitments, commercial contracts, revenue, profitability or investment returns; illustrative projections in the Business Plan are expressly not contractual warranties. Each party agreed to indemnify the other against third-party claims to the extent caused by its material breach, fraud, willful misconduct, unauthorized commitments or infringement by materials it supplied, and SSH further agreed to indemnify the Company against losses arising from third-party claims resulting from SSH’s material breach of its representations concerning ownership, authority to transfer or infringement. Except for fraud, willful misconduct, intellectual property misappropriation, confidentiality breaches and non-excludable liability, neither party is liable for speculative lost profits or indirect or consequential damages. The Asset Acquisition Agreement does not contain a cap on monetary liability.

Post-Closing Relationship; Termination; Other Provisions. Following the Closing, the Company will independently own and commercialize the Acquired Assets, and SSH will have no continuing operational, management or commercialization obligations except as expressly provided in the Asset Acquisition Agreement. SSH has no authority to bind the Company, issue Company securities, dispose of Company assets or establish transaction economics on behalf of the Company. Any royalties, revenue-sharing arrangements, project participation rights, management fees or other compensation not expressly provided in the Asset Acquisition Agreement require a separate written agreement authorized by the Company. Either party may terminate outstanding milestone deliverables upon a material breach by the other party that remains uncured for 30 days following written notice; such termination does not affect the Company’s ownership of Acquired Assets validly transferred or Milestone Shares previously earned and issued. The Asset Acquisition Agreement is governed by Wyoming law and provides for exclusive jurisdiction of the state and federal courts located in Wyoming.

Accounting Treatment. The Company will evaluate and account for the acquisition in accordance with U.S. generally accepted accounting principles based on the substance of the Acquired Assets and their supported fair value, in consultation with its independent registered public accounting firm. The Company has not yet completed its determination of the fair value of the Acquired Assets or of the Initial Shares and Milestone Shares.

Relationships Among the Parties

Ihsan Karim, who executed the Cooperation Agreement as the owner of Maison Bouvier, also executed the Asset Acquisition Agreement as the owner of SSH. Accordingly, Maison Bouvier and SSH are under common ownership and control. Other than the Agreements and the transactions contemplated thereby, there is no material relationship between the Company or any of its affiliates and Maison Bouvier, SSH or Mr. Karim. If the Initial Shares and all Milestone Shares were issued to SSH, and if the Strategic Investment were fully funded and all 6,000 Earn-Out Shares were earned, issued and converted, Mr. Karim and entities under his control could beneficially own a significant percentage of the Company’s outstanding Common Stock. Neither Maison Bouvier, SSH nor Mr. Karim currently holds any securities of the Company.

The foregoing descriptions of the Cooperation Agreement and the Asset Acquisition Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Cooperation Agreement and the Asset Acquisition Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The Agreements have been filed to provide investors with information regarding their terms and are not intended to provide any other factual information about the Company, Maison Bouvier or SSH. The representations, warranties and covenants contained in the Agreements were made solely for purposes of the Agreements and as of specific dates, were solely for the benefit of the parties thereto, and may be subject to limitations agreed upon by the parties.

The information set forth under  Item 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 3.02Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Initial Shares and the Milestone Shares is incorporated by reference into this Item 3.02. Pursuant to the Asset Acquisition Agreement, the Company agreed to issue 1,500,000 shares of Common Stock to SSH at the Closing as consideration for the Acquired Assets, and up to 1,000,000 additional shares of Common Stock upon written acceptance of the milestone deliverables described under Item 1.01. No cash consideration is payable for the Initial Shares or the Milestone Shares, and no underwriting discounts or commissions were or will be paid in connection with their issuance. As of the date of this Current Report, none of the Initial Shares or Milestone Shares has been issued.

The Initial Shares and the Milestone Shares have been or will be issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), as a transaction by an issuer not involving any public offering. SSH has represented, or will represent prior to issuance, that it is acquiring the shares for investment purposes and not with a view to, or for resale in connection with, any distribution thereof, and has made or will make customary investment representations to the Company. No general solicitation or general advertising was used in connection with the issuance. The shares will be issued as “restricted securities” within the meaning of Rule 144 under the Securities Act, and the certificates or book-entry positions representing the shares will bear a customary restrictive legend.

As described under Item 1.01, the Cooperation Agreement contemplates the issuance of shares of Common Stock to Maison Bouvier in respect of the Strategic Investment and the potential issuance of up to 6,000 Series B Preferred Shares as Earn-Out Shares. The number of shares of Common Stock and the price per share for the Strategic Investment have not been determined and will be established in the Investment Rights Agreement, and no Series B Preferred Shares have been designated or issued. The Company will report the terms of any such issuance in a subsequent Current Report on Form 8-K or periodic report, as applicable.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the anticipated formation and ownership of NewCo, the funding of the Strategic Investment, the potential achievement of Qualified Transactions and vesting of Earn-Out Shares, the Closing of the acquisition of the Acquired Assets, the completion of milestone deliverables and issuance of Milestone Shares, and the Company’s plans to develop and commercialize the AIC Platform. These statements are based on current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including the risk that the Investment Rights Agreement, Share Grant Agreement or NewCo organizational documents are not executed on the contemplated terms or at all; that the Strategic Investment is not funded; that no Qualified Transactions are completed; that the Closing conditions under the Asset Acquisition Agreement are not satisfied; that third-party rights holders do not authorize the transfer or license of mandated rights; that the Company is unable to obtain the financing, personnel and partners necessary to commercialize the AIC Platform; and the other risks described in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement, except as required by law.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
10.1	Strategic Cooperation Agreement, dated as of November 3, 2026, by and between Alphega Innovations Corporation and Maison Bouvier Inc.
10.2

Intellectual Property and Business Asset Acquisition, Strategic Commercialization & Share Consideration Agreement, dated as of November 3, 2026, by and between Alphega Innovations Corporation and Summit Strategic Holdings

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHEGA INNOVATIONS CORPORATION

Date:	November 3, 2026	By:	/s/ Luis Carlos Ung
		Name:	Luis Carlos Ung
		Title:	President, Chief Executive Officer, Interim Chief Financial Officer and Secretary (Principal Executive Officer and Principal Financial and Accounting Officer)